UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

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COMTECH TELECOMMUNICATIONS CORP.

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On November 12, 2021, Comtech Telecommunications Corp. updated its website www.ComtechCreates.com in connection with its 2021 annual meeting of stockholders. A copy of the pages of the website can be found below.

Comtech Files Definitive Proxy Materials and Mails Letter to Stockholders

Comtech Board strongly recommends stockholders vote “FOR” all of Comtech’s highly qualified and experienced director nominees on the BLUE proxy card

Comtech’s Board and management have taken decisive, clear actions that demonstrate sound governance, drive growth, and support stockholder value creation

MELVILLE, N.Y.--(BUSINESS WIRE)--Nov. 11, 2021-- November 11, 2021-- Comtech Telecommunications Corp. (NASDAQ: CMTL), a leading global provider of next-generation 911 emergency systems and secure wireless communications technologies, today announced that it has filed definitive proxy materials with the Securities and Exchange Commission (“SEC”) in connection with its upcoming Fiscal 2021 Annual Meeting of Stockholders.

In conjunction with the definitive proxy filing, Comtech is mailing a letter to stockholders highlighting the meaningful steps the Company has taken, and continues to take, to enhance corporate governance, strengthen financial performance and flexibility, and create significant near- and long-term value for all stockholders.

The full text of the letter follows:

PROTECT THE VALUE OF YOUR INVESTMENT BY VOTING THE ENCLOSED BLUE PROXY CARD TODAY FOR COMTECH’S HIGHLY QUALIFIED DIRECTORS

Dear Fellow Shareholder:

Your Board and management team have taken decisive action over the past several years to create long-term stockholder value and address stockholders’ feedback. We have made significant progress in advancing our strategic plan – designing and delivering innovative communication solutions, investing in growth, and strengthening our portfolio by acquiring and integrating complementary technologies and capabilities. Today, we seek your support in voting FOR your Board’s highly qualified nominees using the enclosed BLUE proxy card.

Our strategic plan has enhanced our position as a secure wireless technology leader and already delivered strong results for stockholders, including:

•	Leading market positions in attractive segments poised to benefit from secular growth. Since FY 2015, we have been executing a deliberate strategy to balance and enhance our best-in-class satellite communications business with attractive next-generation 911 public safety services capabilities. Our purpose-built organization now boasts industry-leading positions across two large and attractive markets where we provide critical, advanced communication and location solutions to a broad set of blue chip customers. During fiscal year 2021, we were recognized by Frost & Sullivan and Northern Sky Research for both our next-generation 911 solutions and our market leadership position in the growing satellite cellular backhaul market.

•	Significant cross-segment business wins that position Comtech for growth. These wins include $200 million in multi-year next-generation 911 contracts and a new, large multi-year satellite technology contract with strong potential to generate hundreds of millions of dollars in incremental revenue over the next several years. Excluding this potential, Comtech has clear visibility to well over $1 billion of future revenue based on current bookings and backlog.

•	Total shareholder returns[1] in excess of 100% over the past five years and 40% over the past year, meaningfully outperforming peers[2] and the Nasdaq Telecommunications Index over those periods, despite the impact COVID-19 had on our business.

As you may know, one of our stockholders, Outerbridge Capital Management (“Outerbridge”), has nominated its own director candidates for election to Comtech’s Board. After extensive dialogue with Outerbridge, we have concluded that the Outerbridge campaign is value-destructive, self-serving, and a distraction for the following reasons:

•	Rather than engaging constructively in good faith, Outerbridge has repeatedly lodged a litany of unsubstantiated criticisms and misleading statements to the public.

•	Outerbridge has readily admitted that its objective is to bolster its activist reputation and aid fundraising efforts.

•	Outerbridge has presented us with a revolving door of director candidates to meet with over the past several months, making it essentially impossible for our Board to conduct its standard, thorough evaluation process.

•	Based on available information, it is clear that the Outerbridge nominees lack the skills and experience required to enhance value for our stockholders.

Please do not return or otherwise vote any White proxy card you may receive from Outerbridge.

Your Board recommends that you promptly vote “FOR” the election of Comtech’s two director nominees – Judy Chambers and Lawrence J. Waldman – on the BLUE Proxy Card.

COMTECH HAS TAKEN AND CONTINUES TO TAKE DECISIVE ACTIONS TO DELIVER RESULTS FOR ALL STOCKHOLDERS

Comtech’s Board and management team are taking steps to capitalize on significant growth in the markets we serve and position the Company for future success. These actions include, but are not limited to:

•	Executing a successful strategy that has established a market leader in the 911 public safety space and strengthened our ability to offer customers the most robust and advanced wireless communication solutions.

•	Building new, state-of-the-art technology centers in Chandler, Arizona and Basingstoke, United Kingdom that will enhance Comtech’s ability to capture value from the increasing demand for satellite ground station infrastructure and next-generation broadband technology, which are expected to contribute to significant growth over the next several years.

•	Announcing a leadership transition that culminates a thoughtful and deliberate multi-year succession planning process and elevates Michael Porcelain to Chief Executive Officer. Mr. Porcelain is a seasoned executive who has been a key architect of our strategy, including building our 911 public safety business and strengthening our leading satellite and space communications business. He was previously promoted to Chief Operating Officer in 2018 and President in 2020.

•	Securing a $100 million strategic growth investment from current stockholder White Hat Capital Partners, LP and Magnetar Capital LLC, each highly sophisticated institutions that have a deep understanding of Comtech’s business as well as broad technology expertise.

White Hat has been an investor in our Company, and we have been engaged in regular dialogue with them for more than a year. Their willingness to commit significant capital demonstrates conviction in the long-term prospects of our business. This investment more than doubles our accessible capital to pursue growing market opportunities. The proceeds will be applied to a range of initiatives to further accelerate Comtech’s growth and profitability, including completing the build out of our new technology centers mentioned above and further pursuing a pipeline of capital-intensive next-generation 911 market opportunities.

Outerbridge has wildly mischaracterized the nature of this $100 million strategic growth investment, and we would like to set the record straight about what it really represents and includes:

•	Necessary capacity to invest in incremental growth opportunities that capitalize on the ongoing 911 upgrade cycle and increasing demand for satellite ground station infrastructure and next-generation broadband technology, despite the ongoing impact of COVID-19 and supply chain pressures on our markets.

•	Flexibility in terms of optimizing capital allocation, including reducing our $200 million of existing debt, which will become short-term in October 2022.

•	A means of adding to the Board a smart investor and finance professional with 20 years of technology sector expertise and a demonstrated history of pushing for changes to drive shareholder value.

•	No voting agreement in place for the 2021 Annual Meeting, enabling White Hat and Magnetar to vote (or not vote) as they choose.

•	Provides for holders of common and preferred shares to vote side-by-side as a single class on the election of all directors.

YOUR CURRENT BOARD HAS THE RIGHT SKILLS AND EXPERIENCE TO DRIVE SHAREHOLDER VALUE

Over the past two years, Comtech has been enacting transformative and thoughtful enhancements to our Board composition and structure.

•	Appointed Lisa Lesavoy in 2020 and Judy Chambers in 2021, bolstering our Board’s financial expertise and diversity of perspectives.

•	Announced the retirement of three long-standing directors in connection with our 2021 Annual Meeting and the appointment of current Audit Committee Chairman Larry Waldman as Lead Independent Director.

•	Submitted a proposal to stockholders to declassify the Board.

•	Announced that Mark Quinlan, with 20+ years’ experience in the technology space, will be joining the Board in 2022 in connection with our recent investment from White Hat and Magnetar.

The sum of these activities will result in a more diverse and lower-tenured Board. In fact, as a result of the changes, Larry Waldman’s six year tenure will be the longest of all our independent directors, and only one other independent director has a tenure of more than two years.

	2018 Board	2022 Board
# of Directors	6	7
Average Age	78 years	64 years
Average Tenure of Independent Directors	10 years	3 years
% Racially / Ethnically Diverse	–%	14%
% Women	–%	29%

Note: 2022 Board assumes election of Comtech’s director nominees at the 2021 Annual Meeting and includes the additions of Mark Quinlan and Michael Porcelain that were previously announced

Our current directors have a strong mix of skills, experience, diversity, and viewpoints, which they are bringing to bear as they actively work with the management team to implement a highly effective strategy to enhance financial performance, accelerate growth, and drive shareholder value. For more information on our directors’ broad mix of skills and experiences, please visit www.comtechcreates.com/board-of-directors.

Comtech’s two directors standing for election at this Annual Meeting demonstrate the strong backgrounds and diversity of perspectives on our Board. Judy Chambers is Managing Principal and a member of the Board of Meketa Investment Group. Ms. Chambers brings extensive experience in the investment advisory services industry and corporate finance. Larry Waldman has significant experience providing financial and business advisory services to technology companies, serving on public company boards, and leading public accounting firms. Mr. Waldman serves as the non-executive Chairman of the Board and Chairman of the Audit Committee of CVD Equipment Corporation, a technology company listed on NASDAQ, and as Lead Independent Director and Audit Committee Chairperson of APYX Medical. He is the only Board member that our Board has determined to be an audit committee “financial expert” pursuant to SEC rules.

In contrast, Outerbridge’s proposed nominees lack relevant skills and experiences. Electing either of the directors from the Outerbridge slate would not be additive to the Board and would ultimately be detrimental to shareholder value creation.

OUTERBRIDGE’S INTERESTS ARE NOT ALIGNED WITH THE INTERESTS OF COMTECH AND ITS OTHER STOCKHOLDERS

While your Board and management team have taken decisive action to execute our strategic plan to create stockholder value, Outerbridge has readily admitted that its objective is to bolster its reputation and aid fundraising efforts.

During an initial meeting with management, Outerbridge founder Rory Wallace made clear it was important for the reputation of Outerbridge to “put a stake in the ground” with this campaign. And Outerbridge has not been shy about publicizing its objectives. As part of a recent interview Mr. Wallace conducted with Activist Insight, he noted that he “hopes to grow assets under management by at least 20%-30% in the very near term.” Even the outlet observed, “Such ambitions may be one reason Outerbridge is employing a far harder activist style” at Comtech.

Every action Outerbridge has taken throughout our engagement has been consistent with an objective of building its reputation as an activist shareholder – not improving the Company for the benefit of all of its shareholders. Consider the track record of bad faith engagement and the revolving door of director candidates that Outerbridge has presented, which have hindered any attempts at achieving a constructive resolution:

•	Outerbridge made no meaningful attempt to engage the Company prior to releasing its initial public letter in June 2021 that demanded the Company explore strategic alternatives.

•	In August 2021, Outerbridge proposed two candidates, who they claimed would bring significant industry experience to the Board; the Board agreed to interview and evaluate these candidates.

•	In September 2021, while our Board was in the process of conducting a fair and thoughtful evaluation of the two candidates privately proposed weeks earlier, Outerbridge abruptly flipped-flopped and publicly nominated an entirely different slate of three candidates without any advance notice to our Board.

•	After initial interviews with Outerbridge’s set of three nominees, Outerbridge abruptly terminated the Board’s evaluation in response to our standard request to have the proposed candidates meet with additional members of our Board.

•	Outerbridge’s own proxy statement demonstrates that Mr. Wallace has relentlessly and persistently focused engagements on quickly reaching a contractual agreement guaranteeing representation on the Board.

Further, we do not believe Outerbridge’s actions are supported by any relevant experience in our sector. In conversations with management and the Board, Outerbridge has exhibited little understanding of Comtech’s business and the significant strategic actions the Company has taken to enhance stockholder value while successfully navigating the impact of the pandemic on the business and its end markets. Outerbridge has not presented new ideas to improve Comtech and instead appears to be focused on bolstering its reputation as an activist.

PROTECT THE VALUE OF YOUR INVESTMENT: VOTE THE BLUE PROXY CARD TODAY

Your Board is committed to acting in the best interests of all Comtech stockholders, and we are on track to deliver higher growth and higher value. We are highly confident in the Company’s strategy, and we look forward to driving shareholder value for all shareholders.

Whether or not you plan to attend the Annual Meeting, you have an opportunity to protect your investment in Comtech by voting the BLUE proxy card today. Your vote is extremely important, no matter how many or how few shares you own.

Thank you for your support,

Board of Directors
Comtech Telecommunications Corp.

YOUR VOTE IS VERY IMPORTANT!

To ensure your shares are represented, please follow the easy instructions on the enclosed BLUE proxy card to vote by telephone, by internet, or by signing, dating and returning the BLUE proxy card in the postage-paid envelope provided. If you received this letter by email, you may also vote by pressing the BLUE “VOTE NOW” button in the accompanying email. Please simply disregard any White proxy card you may receive from Outerbridge.

If you have any questions or require any assistance with voting your shares, please call Comtech’s proxy solicitor, Innisfree M&A Incorporated:

Toll-Free: (877) 750-8198 (from the U.S. and Canada)

Or +1 (412) 232-3651 (from other locations)

Comtech’s definitive proxy materials and other materials regarding the Board’s recommendation for the Fiscal 2021 Annual Meeting of Stockholders can be found at www.comtechcreates.com.

About Comtech

Comtech Telecommunications Corp. is a leading global provider of next-generation 911 emergency systems and secure wireless communication technologies to commercial and government customers around the world. Headquartered in Melville, New York and with a passion for customer success, Comtech designs, produces and markets advanced and secure wireless solutions. For more information, please visit www.comtechtel.com.

Forward-Looking Statements

Certain information in this press release contains statements that are forward-looking in nature and involve certain significant risks and uncertainties, including about our business trajectory, future revenue and sales, acquisition strategy, management and governance changes, and growth. Actual results could differ materially from such forward-looking information. Risks and uncertainties that could impact these forward-looking statements include: the possibility that the expected synergies and benefits from recent acquisitions will not be fully realized, or will not be realized within the anticipated time periods; the risk that the acquired businesses will not be integrated with the Company successfully; the possibility of disruption from recent acquisitions, making it more difficult to maintain business and operational relationships or retain key personnel; the risk that the Company will be unsuccessful in implementing a tactical shift in its Government Solutions segment away from bidding on large commodity service contracts and toward pursuing contracts for its niche products with higher margins; the nature and timing of receipt of, and the Company's performance on, new or existing orders that can cause significant fluctuations in net sales and operating results; the timing and funding of government contracts; adjustments to gross profits on long-term contracts; risks associated with international sales; rapid technological change; evolving industry standards; new product announcements and enhancements; changing customer demands and or procurement strategies; changes in prevailing economic and political conditions; changes in the price of oil in global markets; changes in foreign currency exchange rates; risks associated with the Company's legal proceedings, customer claims for indemnification, and other similar matters; risks associated with the Company’s obligations under its Credit Facility; risks associated with the Company's large contracts; risks associated with the COVID-19 pandemic and related supply chain disruptions; and other factors described in this and the Company's other filings with the Securities and Exchange Commission. We assume no obligation and do not intend to update these forward-looking statements or to conform these statements to actual results or to changes in our expectations.

Additional Information and Where to Find It

Comtech has filed with the Securities and Exchange Commission (“SEC”) and mailed to the Company’s stockholders a definitive proxy statement, an accompanying BLUE proxy card and other relevant documents in connection with the Company’s Fiscal 2021 Annual Meeting of Stockholders (the “2021 Annual Meeting”). THE COMPANY’S STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT, THE ACCOMPANYING BLUE PROXY CARD AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE COMPANY’S 2021 ANNUAL MEETING OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENT BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY’S 2021 ANNUAL MEETING AND THE PARTIES RELATED THERETO. The Company’s stockholders may obtain a free copy of documents filed with the SEC at the SEC’s website at https://www.sec.gov or the Company’s website at www.comtechcreates.com.

Participants in the Solicitation

The Company, its directors, and certain of its executive officers are, and certain other members of management and employees of the Company may be deemed, “participants” in the solicitation of proxies from stockholders in connection with the matters to be considered at the 2021 Annual Meeting. Information regarding the direct and indirect interests, by security holdings or otherwise, in the Company of the persons who are or may be, under the rules of the SEC, considered participants in the solicitation of the stockholders of the Company in connection with the Company’s 2021 Annual Meeting are set forth in the Company’s definitive proxy statement filed in connection with the Company’s 2021 Annual Meeting and other relevant documents filed with the SEC. You can also find information about the Company’s executive officers and directors in the Company’s Annual Report on Form 10-K for the fiscal year ended July 31, 2021, the Company’s and such persons’ other filings with the SEC.

_____________________________
1 Total shareholder returns assume dividends are reinvested at the risk free rate.
2 Peers consist of Elbit, Gilat, KVH Industries, ST Engineering, and Viasat.

View source version on businesswire.com: https://www.businesswire.com/news/home/20211111005702/en/

Media Contact
Kekst CNC
Nicholas.Capuano@kekstcnc.com
(212) 521-4800

Investor Contact
Comtech Investor Relations
Investors@comtech.com
(631) 962-7005

Source: Comtech Telecommunications Corp.

Comtech Confirms Receipt of Unsolicited Proposal

MELVILLE, N.Y.--(BUSINESS WIRE)--Nov. 1, 2021-- November 1, 2021-- Comtech Telecommunications Corp. (NASDAQ: CMTL) today confirmed receipt of an unsolicited, non-binding proposal from Acacia Research Corporation (NASDAQ: ACTG).

Comtech’s Board of Directors is evaluating the proposal in consultation with independent advisors. The Board will determine the course of action that it believes is in the best interests of the Company and its stockholders. No stockholder action is required at this time.

Goldman Sachs is serving as exclusive financial advisor to Comtech and Proskauer Rose and Sidley Austin are serving as legal advisors.

About Comtech

Comtech Telecommunications Corp. is a leading global provider of next-generation 911 emergency systems and secure wireless communications technologies to commercial and government customers around the world. Headquartered in Melville, New York and with a passion for customer success, Comtech designs, produces and markets advanced and secure wireless solutions. For more information, please visit www.comtechtel.com.

Forward-Looking Statements

Certain information in this press release contains statements that are forward-looking in nature and involve certain significant risks and uncertainties, including about our business trajectory, future revenue and sales, acquisition strategy, and growth. Actual results could differ materially from such forward-looking information. Risks and uncertainties that could impact these forward-looking statements include: the possibility that the expected synergies and benefits from recent acquisitions will not be fully realized, or will not be realized within the anticipated time periods; the risk that the acquired businesses will not be integrated with the Company successfully; the possibility of disruption from recent acquisitions, making it more difficult to maintain business and operational relationships or retain key personnel; the risk that the Company will be unsuccessful in implementing a tactical shift in its Government Solutions segment away from bidding on large commodity service contracts and toward pursuing contracts for its niche products with higher margins; the nature and timing of receipt of, and the Company's performance on, new or existing orders that can cause significant fluctuations in net sales and operating results; the timing and funding of government contracts; adjustments to gross profits on long-term contracts; risks associated with international sales; rapid technological change; evolving industry standards; new product announcements and enhancements; changing customer demands and or procurement strategies; changes in prevailing economic and political conditions; changes in the price of oil in global markets; changes in foreign currency exchange rates; risks associated with the Company's legal proceedings, customer claims for indemnification, and other similar matters; risks associated with the Company’s obligations under its Credit Facility; risks associated with the Company's large contracts; risks associated with the COVID-19 pandemic and related supply chain disruptions; and other factors described in this and the Company's other filings with the Securities and Exchange Commission. We assume no obligation and do not intend to update these forward-looking statements or to conform these statements to actual results or to changes in our expectations.

Additional Information and Where to Find It

In connection with the Company’s Fiscal 2021 Annual Meeting of Stockholders (the “2021 Annual Meeting”), the Company plans to file with the Securities and Exchange Commission (“SEC”) and mail to the Company’s stockholders a definitive proxy statement, an accompanying BLUE proxy card and other relevant documents. The Company filed a preliminary proxy statement with the SEC on October 29, 2021. BEFORE MAKING ANY VOTING DECISION, THE COMPANY’S STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE, THE ACCOMPANYING BLUE PROXY CARD AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE COMPANY’S 2021 ANNUAL MEETING OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENT BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY’S 2021 ANNUAL MEETING AND THE PARTIES RELATED THERETO. The Company’s stockholders will be able to obtain a free copy of documents filed with the SEC at the SEC’s website at https://www.sec.gov or the Company’s website at https://www.comtechtel.com.

Participants in the Solicitation

The Company, its directors, and certain of its executive officers are, and certain other members of management and employees of the Company may be deemed, “participants” in the solicitation of proxies from stockholders in connection with the matters to be considered at the 2021 Annual Meeting. Information regarding the direct and indirect interests, by security holdings or otherwise, in the Company of the persons who are or may be, under the rules of the SEC, considered participants in the solicitation of the stockholders of the Company in connection with the Company’s 2021 Annual Meeting will be set forth in the Company’s proxy statement and other relevant documents to be filed with the SEC. You can find information about the Company’s executive officers and directors in the Company’s Annual Report on Form 10-K for the fiscal year ended July 31, 2021, the Company’s and such persons’ other filings with the SEC and in the Company’s definitive proxy statement in connection with the Company’s 2021 Annual Meeting when filed with the SEC.

View source version on businesswire.com: https://www.businesswire.com/news/home/20211101005627/en/

Media Contact
Kekst CNC
Nicholas.Capuano@kekstcnc.com
(212) 521-4800

Investor Contact
Comtech Investor Relations
Investors@comtech.com
(631) 962-7005

Source: Comtech Telecommunications Corp.

Comtech Comments on Letter From Shareholder

MELVILLE, N.Y.--(BUSINESS WIRE)--Oct. 25, 2021-- October 25, 2021-- Comtech Telecommunications Corp. (NASDAQ: CMTL), a leading global provider of next-generation 911 emergency systems and secure wireless communications technologies, today confirmed receipt of a letter from Outerbridge Capital Management LLC and has issued the following statements:

Comtech maintains regular dialogue with all investors and values their perspectives. Since June 2021, our Board and management team have attempted to engage in constructive dialogue with Outerbridge. As such, we are disappointed by Outerbridge’s inaccurate and highly misleading comments regarding our recently announced $100 million investment from current shareholder White Hat Capital Partners, LP and Magnetar Capital LLC.

This investment meaningfully enhances our ability to execute our strategic plan for creating long-term shareholder value, as our business has increasingly required significant capital in order to pursue growing market opportunities. While Outerbridge has oversimplified Comtech’s ability to rely on its $300 million revolving loan facility and materially overstated both the current size and available borrowing capacity under the credit facility, the fact of the matter is that this investment more than doubles our accessible capital to achieve our strategic objectives.

Comtech’s strategic plan has already delivered strong results, including:

•	Shareholder returns[1] of 134.5% over the past five years[2], meaningfully outperforming peers, the S&P 500, and the Nasdaq Telecommunications Index, regardless of the impact that COVID-19 had on our business[3].

•	Strategic multi-year next-generation 911 contracts totaling over $200 million from states such as Pennsylvania, Arizona, and Iowa won during FY2021.

•	A pivotal new customer contract that has the strong potential to generate several hundreds of millions of dollars of incremental revenue through customization of our next-generation broadband satellite technology for use with thousands of Lower Earth Orbit (“LEO”) satellites reportedly being launched over the next several years.

•	Recognition from Frost & Sullivan and Northern Sky Research for both our next-generation 911 solutions and our market leadership position in the growing satellite cellular backhaul market.

The proceeds of the investment will be applied to a range of initiatives to further accelerate growth and profitability, including, but not limited to:

•	Completing the build out of Comtech’s new, state-of-the-art technology centers and advanced manufacturing capabilities to better allow the Company to capture value from the increasing demand for satellite ground station infrastructure and next-generation broadband technology.

•	Continuing to pursue the Company’s robust pipeline of opportunities to capitalize on the ongoing 911 upgrade cycle across the United States.

•	Executing on a disciplined strategy of acquiring and integrating complementary technologies and capabilities, with a focus on creating shareholder value.

•	Additional flexibility to optimize capital allocation and our return program.

In addition, in connection with this investment from White Hat and Magnetar, we announced that Mark Quinlan, who brings more than 20 years of experience in the technology space, will be joining the Board in 2022. The addition of Mr. Quinlan complements the recent addition of Judy Chambers to our Board and will increase the Board’s size to seven directors, of which five will be independent.

Contrary to Outerbridge’s insinuation, in line with Comtech’s commitment to sound corporate governance, the investment agreement with White Hat and Magnetar does not contain any voting commitment for the Company’s upcoming 2021 Annual Meeting. Additionally, to correct another false statement from Outerbridge, the holders of common shares actually vote side-by-side with the holders of preferred shares, as a single class, on the election of the director candidate nominated by holders of preferred shares.

We remain open to constructive dialogue with Outerbridge even as we move forward to create value for all shareholders.

About Comtech

Comtech Telecommunications Corp. is a leading global provider of next-generation 911 emergency systems and secure wireless communication technologies to commercial and government customers around the world. Headquartered in Melville, New York and with a passion for customer success, Comtech designs, produces and markets advanced and secure wireless solutions. For more information, please visit www.comtechtel.com.

Forward-Looking Statements

Certain information in this press release contains statements that are forward-looking in nature and involve certain significant risks and uncertainties, including about our business trajectory, future revenue and sales, acquisition strategy, and growth. Actual results could differ materially from such forward-looking information. Risks and uncertainties that could impact these forward-looking statements include: the possibility that the expected synergies and benefits from recent acquisitions will not be fully realized, or will not be realized within the anticipated time periods; the risk that the acquired businesses will not be integrated with the Company successfully; the possibility of disruption from recent acquisitions, making it more difficult to maintain business and operational relationships or retain key personnel; the risk that the Company will be unsuccessful in implementing a tactical shift in its Government Solutions segment away from bidding on large commodity service contracts and toward pursuing contracts for its niche products with higher margins; the nature and timing of receipt of, and the Company's performance on, new or existing orders that can cause significant fluctuations in net sales and operating results; the timing and funding of government contracts; adjustments to gross profits on long-term contracts; risks associated with international sales; rapid technological change; evolving industry standards; new product announcements and enhancements; changing customer demands and or procurement strategies; changes in prevailing economic and political conditions; changes in the price of oil in global markets; changes in foreign currency exchange rates; risks associated with the Company's legal proceedings, customer claims for indemnification, and other similar matters; risks associated with the Company’s obligations under its Credit Facility; risks associated with the Company's large contracts; risks associated with the COVID-19 pandemic and related supply chain disruptions; and other factors described in this and the Company's other filings with the Securities and Exchange Commission. We assume no obligation and do not intend to update these forward-looking statements or to conform these statements to actual results or to changes in our expectations.

Additional Information and Where to Find It

In connection with the Company’s Fiscal 2021 Annual Meeting of Stockholders (the “2021 Annual Meeting”), the Company plans to file with the Securities and Exchange Commission (“SEC”) and mail to the Company’s stockholders a proxy statement and other relevant documents. BEFORE MAKING ANY VOTING DECISION, THE COMPANY’S STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE COMPANY’S 2021 ANNUAL MEETING OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENT BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY’S 2021 ANNUAL MEETING AND THE PARTIES RELATED THERETO. The Company’s stockholders will be able to obtain a free copy of documents filed with the SEC at the SEC’s website at https://www.sec.gov or the Company’s website at https://www.comtechtel.com.

Participants in the Solicitation

The Company, its directors, and certain of its executive officers are, and certain other members of management and employees of the Company may be deemed, “participants” in the solicitation of proxies from stockholders in connection with the matters to be considered at the 2021 Annual Meeting. Information regarding the direct and indirect interests, by security holdings or otherwise, in the Company of the persons who are or may be, under the rules of the SEC, considered participants in the solicitation of the stockholders of the Company in connection with the Company’s 2021 Annual Meeting will be set forth in the Company’s proxy statement and other relevant documents to be filed with the SEC. You can find information about the Company’s executive officers and directors in the Company’s Annual Report on Form 10-K for the fiscal year ended July 31, 2021, the Company’s and such persons’ other filings with the SEC and in the Company’s definitive proxy statement in connection with the Company’s 2021 Annual Meeting when filed with the SEC.

1 Total shareholder returns assume dividends are reinvested at the risk free rate.
2 Market data measuring performance from October 21, 2016 through October 22, 2021.
3 Peers consist of Elbit, Gilat, KVH Industries, ST Engineering and Viasat.

View source version on businesswire.com: https://www.businesswire.com/news/home/20211025005690/en/

Media Contact
Kekst CNC
Nicholas.Capuano@kekstcnc.com
(212) 521-4800

Investor Contact
Comtech Investor Relations
Investors@comtech.com
(631) 962-7005

Source: Comtech Telecommunications Corp.

Comtech Announces $100 Million Strategic Growth Investment

Investment Enhances Comtech’s Financial Flexibility and Accelerates Its Strategic Initiatives in Satellite Ground Station Infrastructure and Next-Generation Public Safety Solutions

MELVILLE, N.Y.--(BUSINESS WIRE)--Oct. 18, 2021-- October 18, 2021-- Comtech Telecommunications Corp. (NASDAQ: CMTL), a leading global provider of next-generation 911 emergency systems and secure wireless communications technologies, today announced a $100.0 million investment by current shareholder White Hat Capital Partners LP (“White Hat”), an investment firm focused on sustainable value creation in technology companies serving mission-critical applications, and Magnetar Capital (“Magnetar”), a leading alternative investment manager with approximately $13.8 billion of assets under management.

This strategic growth investment significantly enhances Comtech’s financial flexibility and strengthens the Company’s ability to capitalize on its recent large contract awards and growing customer demand for its satellite communications technologies and next-generation 911 public safety solutions. Comtech expects to apply the proceeds of this investment across a range of initiatives to accelerate growth and increase profitability, including, but not limited to:

•	Industry-Leading Broadband Satellite Technology: Complete the build out of the Company’s new, state-of-the-art technology centers and advanced manufacturing capabilities in Chandler, Arizona and Basingstoke, United Kingdom. These facilities will better allow Comtech to capture value from the increasing demand for satellite ground station infrastructure and next-generation broadband technology, which Comtech expects will contribute to significant growth over the next several years.

•	Next-Generation 911 Business Wins: Participate at greater scale and capitalize on the ongoing 911 upgrade cycle across the United States. During fiscal year 2021, Comtech secured large, multi-year agreements with an initial lifetime value in excess of $200 million from states including Arizona, Iowa, and Pennsylvania. The Company has a robust pipeline of similar opportunities and is positioned to benefit from increased federal funding to modernize the nation’s largely outdated 911 systems.

•	Attractive M&A Opportunities: Execute on a disciplined strategy of acquiring and integrating complementary technologies and capabilities, with a focus on creating shareholder value. Over the past several years, Comtech has successfully acquired leading technology companies in both the NG 911 and satellite earth station markets that have been instrumental to bolstering the Company’s market leadership, innovative offerings, and growth outlook.

White Hat and Magnetar’s strategic investment also provides Comtech additional flexibility in terms of optimizing capital allocation and maximizing shareholder value, including the continuation of its annual dividend program as well as opportunistic share repurchases under the Company’s existing common stock repurchase authorization.

In support of the Company’s vision and continued transformation, Comtech, White Hat and Magnetar have jointly agreed to appoint Mark Quinlan to the Company’s Board of Directors in conjunction with the previously announced Chief Executive Officer (“CEO”) succession. Mr. Quinlan is White Hat’s Co-Founder and Managing Partner and has more than 20 years of experience in the technology sector. Upon the appointments of Mr. Quinlan and Michael Porcelain, Comtech’s President and Chief Operating Officer (“COO”) and incoming CEO, to the Comtech Board of Directors, the Board will comprise seven (7) members, five (5) of whom are independent.

“We are grateful for this significant investment and endorsement of our strategy and team by sophisticated investors with deep technology experience and relationships,” said Comtech’s current Chairman and CEO, Fred Kornberg. “As an existing Comtech shareholder with a long-term investment horizon, White Hat understands our Company and the markets we serve. With White Hat’s track record of successfully advising technology companies at key inflection points, and Magnetar’s breadth of experience in the public markets, we are excited to strengthen our relationship with them as we enter this new phase of growth.”

Mr. Porcelain, President and COO of Comtech and incoming CEO added: “With this investment, we have significantly improved our ability to execute on our previously announced plans that build on customer demand and large sector trends in public safety infrastructure. We are excited by the opportunities we see in both the satellite earth station and public safety markets. White Hat and Magnetar have demonstrated deep understanding of our business, technology, core markets and growth drivers. We believe this partnership is a strong vote of confidence in our vision, our operations, and in our ability to create sustainable long-term value for all of Comtech’s stakeholders.”

“Magnetar and White Hat fully support Comtech’s strategy and the recently announced and well-thought-out leadership transition plan,” said Mr. Quinlan, White Hat Co-Founder. “We applaud the recent actions taken by the Board and management to strengthen corporate governance, increase diversity of views, and enhance shareholder value. We believe Comtech is uniquely positioned to capitalize on accelerating demand for space-based communications solutions and leverage its installed base of public safety customers to drive incremental growth in recurring revenue. We look forward to this next chapter of Comtech’s growth, building on its history of designing and delivering innovative communications solutions to meet the evolving needs of both government and commercial customers around the world.”

Summary of Investment Terms

White Hat and Magnetar will initially purchase $100.0 million of convertible preferred stock, which will be convertible into shares of Comtech common stock at a conversion price of $24.50 per share, subject to potential adjustment to $26.00 per share based on the Company’s fiscal 2022 financial performance. The preferred stock carries a 6.5% dividend, which will be payable in kind or in cash at Comtech’s election. Until March 31, 2023, White Hat and Magnetar will have a one-time right to purchase up to an additional $25.0 million of convertible preferred stock, which will be convertible into shares of Comtech common stock at a conversion price of $32.00 per share. Further details will be included in the Company’s Current Report on Form 8-K to be filed with the Securities and Exchange Commission. That report will describe the investment in additional detail, including exhibits with copies of associated transaction documentation.

Comtech expects the investment to close in October 2021, subject to customary closing conditions.

Goldman Sachs & Co. LLC is serving as exclusive financial advisor to Comtech and Proskauer Rose LLP is serving as Comtech’s legal advisor. Willkie Farr & Gallagher LLP is serving as legal advisor to Magnetar and Schulte Roth & Zabel LLP is serving as legal advisor to White Hat.

About Comtech

Comtech Telecommunications Corp. is a leading global provider of next-generation 911 emergency systems and secure wireless communications technologies to commercial and government customers around the world. Headquartered in Melville, New York and with a passion for customer success, Comtech designs, produces and markets advanced and secure wireless solutions. For more information, visit www.comtechtel.com.

About White Hat

Founded in 2016, White Hat Capital Partners LP focuses exclusively on concentrated, value-oriented investments in publicly-traded technology companies. White Hat constructively partners with its portfolio companies to improve strategy and capital allocation decisions, implement operational efficiencies and strengthen governance, all with a view toward improving corporate competitiveness and creating shareholder value. For more information, visit www.whitehatcp.com.

About Magnetar

Founded in 2005, Magnetar Capital is a multi-strategy alternative investment manager with approximately $13.8 billion of assets under management as of June 30, 2021. Magnetar seeks to achieve stable risk-adjusted returns by opportunistically employing a wide-range of alternative credit and fixed income, energy and infrastructure, and systematic investing strategies. Magnetar invests across regions and business structures, in both public and private markets, taking advantage of the deep rigor of fundamental and quantitative analysis. The firm is based in Evanston, Illinois, with additional offices in London and Houston. For more information, visit www.magnetar.com.

Forward-Looking Statements

This press release contains statements that are forward-looking in nature and involve certain significant risks and uncertainties, including with respect to the offering of securities, the intended use of proceeds, and the Board and management changes described above. No assurance can be given that the transaction will be completed on the terms described, or at all, or that the proceeds from the offering will be used as indicated. Forward-looking statements are subject to numerous conditions, risks, and uncertainties, many of which are beyond the control of the Company, including those identified in the Company’s filings with the Securities and Exchange Commission. Any forward-looking information in this press release is qualified in its entirety by the risks and uncertainties described in Securities and Exchange Commission filings. The Company undertakes no obligation to release publicly any updates or revisions to any forward-looking statements contained herein except as required by law.

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Source: Comtech Telecommunications Corp.

Comtech Comments on Letter From Shareholder

MELVILLE, N.Y.--(BUSINESS WIRE)--Oct. 6, 2021-- October 6, 2021 -- Comtech Telecommunications Corp. (NASDAQ: CMTL), a leading global provider of next-generation 911 emergency systems and secure wireless communications technologies, today confirmed receipt of a letter from Outerbridge Capital Management LLC.

The Company issued the following statement:

Comtech maintains regular dialogue with investors, and we are focused on executing our strategic plan to create long-term value for shareholders and all stakeholders. While we disagree with Outerbridge’s assessment of our business and are disappointed by their latest comments, our Nominating and Governance Committee continues to review their proposed candidates in accordance with its standard procedures. Our Board will present its recommended slate of director nominees in Comtech’s definitive proxy statement, which will be published prior to the 2021 Annual Meeting.

Our Board has recently taken a number of important steps demonstrating our commitment to ongoing refreshment and sound governance – including appointing Judy Chambers to the Board, announcing the retirement of three longstanding directors following our 2021 Annual Meeting, and developing a plan to declassify the Board. Our recently announced leadership transition represents the culmination of a thoughtful and deliberate succession planning process initiated by the Board with Michael Porcelain’s appointment as Chief Operating Officer in 2018 and President in 2020.

Earlier this week, Comtech announced fiscal 2021 results. In the face of persisting headwinds related to the pandemic and unprecedented supply chain disruptions, we significantly improved our book-to-bill ratio year-over-year, delivered backlog growth of $38 million year-over-year, and won substantial new multi-year NG-911 and satellite earth station technologies contracts that are expected to generate several hundreds of millions of dollars of incremental revenue. As a testament to our unique market position, we were recognized by Frost & Sullivan for achieving the most significant year-over-year market share gains of any NG-911 primary contract holder and by Northern Sky Research for our leadership in the growing satellite cellular backhaul market.

About Comtech

Comtech Telecommunications Corp. is a leading global provider of next-generation 911 emergency systems and secure wireless communications technologies to commercial and government customers around the world. Headquartered in Melville, New York and with a passion for customer success, Comtech designs, produces and markets advanced and secure wireless solutions. For more information, please visit www.comtechtel.com.

Forward-Looking Statements

Certain information in this press release contains statements that are forward-looking in nature and involve certain significant risks and uncertainties. Actual results could differ materially from such forward-looking information. The Company’s Securities and Exchange Commission filings identify many such risks and uncertainties. Any forward-looking information in this press release is qualified in its entirety by the risks and uncertainties described in such Securities and Exchange Commission filings.

Additional Information and Where to Find It

This filing may be deemed to be solicitation material in respect of the matters to be considered at the Company’s 2021 annual meeting of stockholders (the “2021 Annual Meeting”). In connection with the 2021 Annual Meeting, the Company plans to file with the Securities and Exchange Commission (“SEC”) and furnish to the Company’s stockholders a proxy statement and other relevant documents. BEFORE MAKING ANY VOTING DECISION, THE COMPANY’S STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE COMPANY’S 2021 ANNUAL MEETING OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENT BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY’S 2021 ANNUAL MEETING AND THE PARTIES RELATED THERETO. The Company’s stockholders will be able to obtain a free copy of documents filed with the SEC at the SEC’s website at https://www.sec.gov or the Company’s website at https://www.comtechtel.com.

Participants in the Solicitation

The directors, executive officers and certain other members of management and employees of the Company may be deemed “participants” in the solicitation of proxies from stockholders in connection with the matters to be considered at the Company’s 2021 Annual Meeting. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the stockholders of the Company in connection with the Company’s 2021 Annual Meeting will be set forth in the applicable proxy statement and other relevant documents to be filed with the SEC. You can find information about the Company’s executive officers and directors in the Company’s Annual Report on Form 10-K for the fiscal year ended July 31, 2021, the Company’s and such persons’ other filings with the SEC and in the Company’s definitive proxy statement in connection with the Company’s 2021 Annual Meeting when filed with the SEC on Schedule 14A.

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Source: Comtech Telecommunications Corp.

Comtech Announces Leadership Transition

President and COO Michael Porcelain to become Chief Executive Officer by Calendar Year End

MELVILLE, N.Y.--(BUSINESS WIRE)--Oct. 4, 2021-- October 4, 2021-- Comtech Telecommunications Corp. (NASDAQ: CMTL), a leading global provider of next-generation 911 emergency systems and secure wireless communications technologies, announced today that its President and Chief Operating Officer Michael Porcelain will become Chief Executive Officer, succeeding Fred Kornberg, by the end of calendar 2021. Mr. Porcelain will also continue as President of Comtech and join its Board of Directors. It is anticipated that Mr. Kornberg will become an advisor to the Company on technology matters and continue as a director and a non-executive Chairman of the Board.

As a senior technology advisor to the Company, Mr. Kornberg would assist with the leadership transition and provide the executive team counsel based on his deep technical expertise.

This change completes the Company’s CEO succession plan process initiated by the Board of Directors with its appointment of Mr. Porcelain as Chief Operating Officer in 2018 and President in 2020. Mr. Porcelain previously served as the Company’s Chief Financial Officer for more than 12 years and, prior to that, served as Comtech’s Vice President of Finance and Internal Audit from 2002 to 2006. Before joining Comtech, he was Director of Corporate Profit and Business Planning for Symbol Technologies (which was subsequently acquired by Motorola) and also served as a Manager in the Transaction Advisory Services Group of PricewaterhouseCoopers where he specialized in providing consulting services to both large and small technology companies.

The Board of Directors said: “We want to thank Fred for his outstanding leadership, countless contributions and unwavering commitment to Comtech throughout his distinguished career. When Fred first took on the role of CEO of Comtech, the Company had less than $20.0 million of revenue and approximately $1.0 million of net income. Today, Comtech is a global leader in its markets, provides innovative solutions to support critical communication systems, and has over 2,000 employees around the world. As we look to the next chapter in Comtech’s history, we want to express our enthusiastic confidence in the future of the company under Mike’s leadership.”

“Mike has been instrumental in the development and execution of our business strategies, leading our day-to-day operations and driving substantial shareholder value creation across all facets of the Company. In the past several years, Mike spearheaded the expansion of both our Next-Generation 911 and satellite earth station product lines, including the transformative acquisitions of Solacom Technologies Inc., a best-in-class 911 call handling software solution, CGC Technology Limited, a leading provider of Low Earth Orbit (“LEO”) satellite tracking antennas and UHP Networks, a leading provider of disruptive satellite ground station technology. During fiscal 2021, he oversaw the Company’s efforts to secure over $200 million of Next-Generation 911 contract wins as well as a strategic multi-year contract award to customize our next-generation broadband satellite technology for use with the thousands of LEO satellites to be launched over the next several years. Mike is highly valued for his exceptional management skills, technical acumen, and understanding of our business and markets, and we are confident in his ability to lead Comtech’s next phase of growth and profitability.”

Mr. Kornberg said: “For more than 40 years, I have had the privilege of leading Comtech as we built a global business. I am deeply grateful for the support of our investors over the years and for the steadfast dedication and commitment of our world class employees.”

Mr. Porcelain said, “I am honored to become CEO of Comtech. Under Fred’s leadership, we successfully expanded our core capabilities and positioned Comtech to respond more quickly to market dynamics. I believe we are extremely well positioned to extend our competitive advantages and enhance value for all stakeholders. I look forward to continuing to work with the Board, management, and the entire Comtech team to implement a range of important initiatives already underway and carry our strong momentum forward.”

About Comtech

Comtech Telecommunications Corp. is a leading global provider of next-generation 911 emergency systems and secure wireless communications technologies to commercial and government customers around the world. Headquartered in Melville, New York and with a passion for customer success, Comtech designs, produces and markets advanced and secure wireless solutions. For more information, please visit www.comtechtel.com.

Forward-Looking Statements

Certain information in this press release contains statements that are forward-looking in nature and involve certain significant risks and uncertainties. Actual results could differ materially from such forward-looking information. The Company’s Securities and Exchange Commission filings identify many such risks and uncertainties. Any forward-looking information in this press release is qualified in its entirety by the risks and uncertainties described in such Securities and Exchange Commission filings.

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(631) 962-7005

Source: Comtech Telecommunications Corp.

Comtech Comments on Director Nominations Notice

MELVILLE, N.Y.--(BUSINESS WIRE)--Sep. 9, 2021-- September 9, 2021-- Comtech Telecommunications Corp. (NASDAQ: CMTL) today confirmed receipt of notice from Outerbridge Capital Management of its intention to nominate three individuals to stand for election to Comtech’s Board of Directors at the Company’s 2021 Annual Meeting of Stockholders, which the Board anticipates will be held in December 2021.

The Company issued the following statement:

Comtech’s Board and management team maintain regular, open dialogue with investors and value their input. As part of this engagement, Comtech’s Chairman and CEO, President and COO, CFO, and members of the Board met with Outerbridge several times since June when it first issued a public letter to the Company’s Board. During these interactions, Outerbridge has exhibited little understanding of Comtech’s business and the significant strategic actions the Company has taken to enhance shareholder value while successfully navigating the impact of the pandemic on the business and its end markets.

Nevertheless, Comtech representatives listened closely to Outerbridge’s views and the Board’s Nominating and Governance Committee initiated a fair and thoughtful evaluation process in August when Outerbridge proposed two individuals as director candidates. As recently as last week, Comtech was engaged in good faith dialogue with Outerbridge about those individuals. Having invested considerable time and effort in this process, Comtech has now been presented with completely different candidates that Outerbridge has never mentioned before despite numerous discussions on the topic, which is not the path to a constructive resolution.

The Comtech Board is committed to sound corporate governance practices and maintaining the right mix of skills, experience, diversity and viewpoints through ongoing refreshment. Its Nominating and Governance Committee will review the newly proposed candidates in accordance with its standard procedures. The Board will then present its recommended slate of director nominees in Comtech’s definitive proxy statement, which will be published prior to the 2021 Annual Meeting.

About Comtech

Comtech Telecommunications Corp. is a leading global provider of next-generation 911 emergency systems and secure wireless communication technologies to commercial and government customers around the world. Headquartered in Melville, New York and with a passion for customer success, Comtech designs, produces and markets advanced and secure wireless solutions to customers in more than 100 countries. For more information, please visit www.comtechtel.com.

Forward-Looking Statements

Certain information in this press release contains statements that are forward-looking in nature and involve certain significant risks and uncertainties. Actual results could differ materially from such forward-looking information. The Company’s Securities and Exchange Commission filings identify many such risks and uncertainties. Any forward-looking information in this press release is qualified in its entirety by the risks and uncertainties described in Securities and Exchange Commission filings.

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Investors@comtech.com
(631) 962-7005

Source: Comtech Telecommunications Corp.

Comtech Names Judy Chambers to Board of Directors

New Director Adds Extensive Financial Expertise and Further Diversifies the Board

Three Longstanding Directors to Retire as Part of Ongoing Board Refreshment

MELVILLE, N.Y.--(BUSINESS WIRE)--Jul. 22, 2021-- July 22, 2021-- Comtech Telecommunications Corp. (NASDAQ: CMTL), a global leading provider of next-generation 911 emergency systems and secure wireless communications technologies, announced today that Judy Chambers, Managing Principal of Meketa Investment Group, has been appointed to Comtech’s Board of Directors, effective at the start of Comtech’s fiscal year 2022 which begins August 1, 2021. She will serve as Chair of the Board’s Nominating and Governance Committee, which oversees the Company’s corporate governance practices and processes, including its inclusiveness and diversity efforts.

Fred Kornberg, Comtech’s Chairman and CEO, said, “We are delighted to welcome Judy to the Board. She brings 30 years of business and leadership experience and deep financial knowledge from a career in corporate finance and investment advisory, and we look forward to benefitting from her outstanding capabilities and valuable perspective as well as her experience fostering equality, inclusion and diversity. She will make a significant contribution to our Board as we create and deliver sustained value for our shareholders and all our stakeholders.”

Judy Chambers is a Managing Principal, and member of the Board of Directors of Meketa Investment Group, an investment consulting and advisory firm with over $1.5 trillion of assets under advisement. She serves on the Board of Trustees of the Community Service Society of New York, a nonprofit focused on alleviating income inequality, is Chair of the Advisory Board of the Robert Toigo Foundation, which promotes stronger stakeholder returns in the financial industry through inclusion and diversity. Judy also serves on the Advisory Board of the Jazz Foundation of America. Judy holds a B.A. from Duke University and an M.B.A. from the Kellogg School of Management at Northwestern University.

Separately, Comtech announced the retirements of directors Edwin Kantor, Ira Kaplan and Robert Paul from the Comtech Board following the Company’s fiscal 2021 annual meeting, which is anticipated to occur in December 2021. Upon conclusion of the annual meeting, existing Board member and Chairman of the Audit Committee, Lawrence Waldman, will become Lead Independent Director and the size of Comtech’s Board will be reduced to five members, four of whom will be independent.

Mr. Kornberg added, “On behalf of the Board, I want to express my profound thanks to Ed, Ira and Bob for their years of invaluable service and contributions to Comtech and our shareholders. Across Comtech, we take seriously our responsibilities as an essential provider for the safety and security of communities and advancing economic opportunity for everyone. To this end, the Board is committed to maintaining the right mix and balance of skills, experience, diversity and viewpoints through ongoing Board refreshment. Following the appointments of four independent directors in the past several years, our longstanding directors are able to retire with the utmost confidence in the continued stewardship of our company.”

About Comtech

Comtech Telecommunications Corp. is a leading provider of next-generation 911 emergency systems and critical wireless communication technologies to commercial and government customers around the world. Headquartered in Melville, New York and with a passion for customer success, Comtech designs, produces and markets advanced and secure wireless solutions to customers in more than 100 countries. For more information, please visit www.comtechtel.com.

Forward-Looking Statements

Certain information in this press release contains statements that are forward-looking in nature and involve certain significant risks and uncertainties. Actual results could differ materially from such forward-looking information. The Company’s Securities and Exchange Commission filings identify many such risks and uncertainties. Any forward-looking information in this press release is qualified in its entirety by the risks and uncertainties described in Securities and Exchange Commission filings.

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Investors@comtech.com

Source: Comtech Telecommunications Corp.

Comtech Telecommunications Corp. Appoints Lisa Lesavoy to Its Board of Directors

MELVILLE, N.Y.--(BUSINESS WIRE)-- March 4, 2020-- Comtech Telecommunications Corp. (NASDAQ: CMTL) a leading provider of products, systems and services for advanced communications solutions, today announced that the Board of Directors has appointed Lisa Lesavoy as a Director.

“I am pleased to welcome Lisa Lesavoy to the Board of Directors and look forward to the contributions she will make to the Company,” said Fred Kornberg, Chairman of the Board of Directors and Chief Executive Officer of Comtech Telecommunications Corp. “As an entrepreneur who founded her own financial consulting firm advising countless companies and executives during her thirty years of experience, Lisa will bring a fresh perspective to Comtech’s Board of Directors further solidifying Comtech’s sound and effective corporate governance. Lisa is a talented executive and will bring diversity of views to the Board’s discussions and decisions related to business strategies, risk mitigation frameworks and other aspects of oversight.”

Ms. Lesavoy is the owner of Lesavoy Financial Perspectives, Inc., a New York City based financial counseling firm which she founded in September of 1990. Previously, Ms. Lesavoy served as Senior Financial Advisor for E.F. Hutton's, and subsequently Shearson Lehman Brothers', Personal Financial Planning Division, where she was a First Vice President and responsible for the Division’s financial counseling services on the East Coast. Ms. Lesavoy has been a member of the New York State Bar since 1985.

Mr. Kornberg added, “I look forward to tapping into Lisa’s experience and expertise as we seek to continue Comtech's long-standing history of creating value for all stockholders.”

Comtech Telecommunications Corp. designs, develops, produces and markets innovative products, systems and services for advanced communications solutions. The Company sells products to a diverse customer base in the global commercial and government communications markets.

Certain information in this press release contains statements that are forward-looking in nature and involve certain significant risks and uncertainties. Actual results could differ materially from such forward-looking information. The Company's Securities and Exchange Commission filings identify many such risks and uncertainties. Any forward-looking information in this press release is qualified in its entirety by the risks and uncertainties described in such Securities and Exchange Commission filings.

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Source: Comtech Telecommunications Corp.

Comtech Telecommunications Corp. Appoints Dr. Yacov A. Shamash to Its Board of Directors

MELVILLE, N.Y.--(BUSINESS WIRE)-- October 17, 2016--Comtech Telecommunications Corp. (Nasdaq: CMTL), a leading provider of products, systems and services for advanced communications solutions, today announced that the Board of Directors has appointed Dr. Yacov A. Shamash as a Director.

"I welcome Yacov Shamash to the Board of Directors and look forward to the contributions he will make to the Company," said Fred Kornberg, Chairman of the Board of Directors and President and Chief Executive Officer of Comtech Telecommunications Corp. "Yacov's extensive experience, particularly in the wireless and information technology arena, will allow him to bring valuable new perspectives to our Board."

Dr. Yacov A. Shamash serves as Vice President of Economic Development at Stony Brook University where he was the founder of the New York State Center for Excellence in Wireless and Information Technology. He previously served as the Dean of Engineering and Applied Sciences. Dr. Shamash was also the Dean of the Harriman School for Management and Policy and the founder of the New York State Center for Excellence in Wireless and Information Technology at the University. Prior to joining Stony Brook University, Dr. Shamash developed and directed the National Science Foundation Industry/University Cooperative Research Center for the Design of Analog/Digital Integrated Circuits and also served as Chairman of the Electrical and Computer Engineering Department at Washington State University. He also serves on the Board of Directors of KeyTronic Corp. and Applied DNA Sciences, Inc. Dr. Shamash holds a Ph.D. degree in Electrical Engineering from Imperial College of Science and Technology in London, England.

Mr. Kornberg added, "I look forward to tapping into his wealth of experience and expertise as we seek to continue Comtech's long-standing history of creating value for all stockholders."

Comtech Telecommunications Corp. designs, develops, produces and markets innovative products, systems and services for advanced communications solutions. The Company sells products to a diverse customer base in the global commercial and government communications markets.

Certain information in this press release contains statements that are forward-looking in nature and involve certain significant risks and uncertainties. Actual results could differ materially from such forward-looking information. The Company's Securities and Exchange Commission filings identify many such risks and uncertainties. Any forward-looking information in this press release is qualified in its entirety by the risks and uncertainties described in such Securities and Exchange Commission filings.

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Media:
Michael D. Porcelain, Senior Vice President and Chief Financial Officer
(631) 962-7000
Info@comtechtel.com

Source: Comtech Telecommunications Corp.

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Judy Chambers

Director since August 2021

Ms. Chambers has been a director of Comtech since August 2021. She has served since 2019 as a Managing Principal and a member of the Board of Meketa Investment Group, which provides global investment advisory and discretionary outsourced chief investment officer ("OCIO") consultant services with more than 200 clients and assets under advisement of approximately $1.7 billion. Ms. Chambers works with some of the largest institutional investors in the United States including public pension plans, corporations, endowments, foundations, and insurance companies.

Ms. Chambers focuses on the private equity and infrastructure asset classes and evaluates investment managers that invest in the technology, telecommunications, financial services, infrastructure services and energy sectors. She has authored research on the developing global infrastructure sector. In addition, she has developed expertise in developing special investment vehicles and diverse and emerging manager programs within private markets for institutional investors. At Meketa, she is a member of the Private Markets Research, Emerging and Diverse Manager, Diversity Leadership and Marketing Committees.

Previously, Ms. Chambers served as Managing Director and Board Member of Pension Consulting Alliance from 2007 to 2019, prior to its combination with Meketa Investment Group, Ms. Chambers has also held senior roles with Caswell Capital Partners, a merchant bank that served small and middle market sized companies and at Lehman Brothers where she originated and executed transactions in high yield bonds, leveraged loans and bridge financings related to mergers and acquisitions, leveraged buyouts and recapitalizations. Ms. Chambers' completed transactions span various industries including natural resources, media, financial institutions, industrial and consumer services.

Ms. Chambers is dedicated to serving the needs of the poor and is committed to providing educational opportunities to underserved communities. As a result, she serves as a member of the Board of Trustees for Community Service Society of New York, an organization that is an advocate for the poor in New York City. As the chair of the Advisory Board of the Robert Toigo Foundation, Ms. Chambers assists the organization to change the face of finance by providing opportunities to underrepresented talented students. In addition, Ms. Chambers is on the Advisory Board of the Jazz Foundation of America. Ms. Chambers holds a Bachelor of Arts from Duke University and a Master of Business Administration from the Kellogg School of Management at Northwestern University.

Director Qualifications

With her extensive experience in corporate finance and in the investment advisory services industry, Ms. Chambers brings to our Board expertise in dealing with regulatory and public authorities in infrastructure projects that would be relevant for 911 related development, structuring acquisitions, addressing institutional investor concerns, focusing on diversity and making financial decisions. She meets the independence guidelines established by the Board of Directors and the applicable NASDAQ listing standards, and currently is a member of the following Committees of the Board of Directors:

- Nominating and Governance Committee (Chairperson); and
- Audit Committee

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Lisa Lesavoy

Director since 2020

Ms. Lesavoy has been a director of Comtech since March 2020. Ms. Lesavoy is the owner of Lesavoy Financial Perspectives, Inc., a New York City based financial counseling firm which she founded in September 1990. Lesavoy Financial Perspectives, Inc. serves as a family office, advising its clients who are affluent individuals, as well as closely-held businesses, charitable entities, family and charitable trusts, and estates, on strategic planning opportunities to achieve their long-term goals of income and estate tax savings, wealth accumulation and transfer, asset protection, debt structuring and succession planning for business interests. The company counsels clients on complex financial, tax, investment, debt and insurance strategies in the areas of both corporate planning, including compensation and benefit arrangements, as well as individual planning. It assists its clients to implement its recommendations through a combination of legal arrangements.

Additionally, in her individual capacity, Ms. Lesavoy serves as a Trustee of several family and charitable trusts, and as an Executor, for several of Lesavoy Financial's clients. Previously, Ms. Lesavoy served as Senior Financial Advisor for E.F. Hutton's, and, subsequently, Shearson Lehman Brothers' Personal Financial Planning Division, where she was a First Vice President and responsible for the Division's financial counseling services on the East Coast. Ms. Lesavoy holds a Bachelor of Arts, magna cum laude, from Bryn Mawr College and a JD, cum laude, from Fordham University School of Law. Ms. Lesavoy is a Certified Financial Planner, a designation she earned in 1978, and has been a member of the New York State Bar since 1985.

Director Qualifications

With her extensive experience in the financial services industry and financial counseling, Ms. Lesavoy brings to our Board expertise necessary to lead Comtech's Executive Compensation Committee and evaluate and advise on complex compensation issues and our management compensation structure. She meets the independence guidelines established by the Board of Directors and the applicable NASDAQ listing standards, and currently is a member of the following Committees of the Board of Directors:

- Executive Compensation Committee (Chairperson);
- Nominating and Governance Committee; and
- Executive Committee

During fiscal 2021, Ms. Lesavoy also served as a member of the Audit Committee.

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Dr. Yacov Shamosh

Director since 2016

Dr. Yacov A. Shamash has been a director of Comtech since October 2016. He is a professor of Electrical and Computer Engineering at Stony Brook University since 1992 where he is the founder of two NY State Centers of Excellence entrusted with hundreds of millions of dollars in government and industry funding, one in Wireless and Information Technology and another in Advanced Energy Research and Technology. Each center is at the forefront of R&D for critical services in its respective fields, such as cyber security of the electrical grid.

He has previously been charged with supervising incubators for multiple technology companies at Stony Brook University and served as the Vice President for Economic Development, the Dean of Engineering and Applied Sciences and the Dean of the Harriman School for Management and Policy.

Prior to joining Stony Brook University, Dr. Shamash developed and directed the National Science Foundation Industry/University Cooperative Research Center for the Design of Analog/Digital Integrated Circuits (with 12 member companies including Boeing, Motorola and HP) and served as Chairman of the Electrical and Computer Engineering Department at Washington State University. He is a member of the Board of Directors of KeyTronic Corporation and Applied DNA Sciences, Inc. He served as a member of the Board of Directors for the New York State Office of Science, Technology and Academic Research ("NYSTAR") until its merger with the NY Empire State Development Corporation. He has served on the boards of three public companies until their strategic sales. He was a co-Founder of the Long Island Software & Technology Network ("LISTnet") and the Long Island Angel Network. Dr. Shamash holds a Ph.D. degree in Electrical Engineering from Imperial College of Science and Technology in London, England.

Director Qualifications

With an extensive background in the development of emerging wireless and information technologies, Dr. Shamash brings to our Board an expansive view of those rapidly evolving areas and the potential commercial opportunities for Comtech in that space, which is instrumental to our strategies to both our next generation 911 and satellite communications businesses.

Dr. Shamash meets the independence guidelines established by the Board of Directors and the applicable NASDAQ listing standards, and currently is a member of the following Committees of the Board of Directors:

- Audit Committee;
- Executive Compensation Committee;
- Nominating and Governance Committee; and• Science and Technology Committee (Chairperson)

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FAQs

What does the Comtech Board of Directors recommend? +

Who may attend Comtech's Annual Meeting? –

We will be hosting the Annual Meeting live via the Internet rather than in person. Our Board annually considers the appropriate format of our Annual Meeting and concluded that a virtual meeting would best safeguard the health and safety of stockholders, employees and directors this year.

You are entitled to participate in the Annual Meeting only if you were a holder or joint holder of Common Stock or Series A Convertible Preferred Stock ("Preferred Stock") as of the record date, October 19, 2021, or you hold a valid proxy for the Annual Meeting. Stockholders must pre-register in order to attend the Annual Meeting.

Who is entitled to vote at the Annual Meeting? +

Who is Outerbridge Partners, LP? How are they involved in the Annual Meeting? +

What should I do if I receive a proxy card from Outerbridge? +

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FAQs

What does the Comtech Board of Directors recommend? +

Who may attend Comtech's Annual Meeting? +

Who is entitled to vote at the Annual Meeting? −

Only stockholders of record at the close of business on October 19, 2021, the record date for the Annual Meeting, are entitled to receive notice of and vote at the Annual Meeting. Stockholders must pre-register in order to attend and vote by ballot at the Annual Meeting.

Who is Outerbridge Partners, LP? How are they involved in the Annual Meeting? +

What should I do if I receive a proxy card from Outerbridge? +

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About Comtech

Comtech Telecommunications Corp. is a leading global provider of next-generation 911 emergency systems and secure wireless communication technologies to commercial and government customers around the world. Headquartered in Melville, New York and with a passion for customer success, Comtech designs, produces and markets advanced and secure wireless solutions. For more information, please visit www.comtechtel.com.

Forward-Looking Statements

Certain information above contains statements that are forward-looking in nature and involve certain significant risks and uncertainties, including about our business trajectory, future revenue and sales, acquisition strategy, management and governance changes, and growth. Actual results could differ materially from such forward-looking information. Risks and uncertainties that could impact these forward-looking statements include: the possibility that the expected synergies and benefits from recent acquisitions will not be fully realized, or will not be realized within the anticipated time periods; the risk that the acquired businesses will not be integrated with the Company successfully; the possibility of disruption from recent acquisitions, making it more difficult to maintain business and operational relationships or retain key personnel; the risk that the Company will be unsuccessful in implementing a tactical shift in its Government Solutions segment away from bidding on large commodity service contracts and toward pursuing contracts for its niche products with higher margins; the nature and timing of receipt of, and the Company's performance on, new or existing orders that can cause significant fluctuations in net sales and operating results; the timing and funding of government contracts; adjustments to gross profits on long-term contracts; risks associated with international sales; rapid technological change; evolving industry standards; new product announcements and enhancements; changing customer demands and or procurement strategies; changes in prevailing economic and political conditions; changes in the price of oil in global markets; changes in foreign currency exchange rates; risks associated with the Company's legal proceedings, customer claims for indemnification, and other similar matters; risks associated with the Company’s obligations under its Credit Facility; risks associated with the Company's large contracts; risks associated with the COVID-19 pandemic and related supply chain disruptions; and other factors described in this and the Company's other filings with the Securities and Exchange Commission. We assume no obligation and do not intend to update these forward-looking statements or to conform these statements to actual results or to changes in our expectations.

Additional Information and Where to Find It

Comtech has filed with the Securities and Exchange Commission (“SEC”) and mailed to the Company’s stockholders a definitive proxy statement, an accompanying BLUE proxy card and other relevant documents in connection with the Company’s Fiscal 2021 Annual Meeting of Stockholders (the “2021 Annual Meeting”). THE COMPANY’S STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT, THE ACCOMPANYING BLUE PROXY CARD AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE COMPANY’S 2021 ANNUAL MEETING OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENT BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY’S 2021 ANNUAL MEETING AND THE PARTIES RELATED THERETO. The Company’s stockholders may obtain a free copy of documents filed with the SEC at the SEC’s website at https://www.sec.gov or the Company’s website at www.comtechcreates.com.

Participants in the Solicitation

The Company, its directors, and certain of its executive officers are, and certain other members of management and employees of the Company may be deemed, “participants” in the solicitation of proxies from stockholders in connection with the matters to be considered at the 2021 Annual Meeting. Information regarding the direct and indirect interests, by security holdings or otherwise, in the Company of the persons who are or may be, under the rules of the SEC, considered participants in the solicitation of the stockholders of the Company in connection with the Company’s 2021 Annual Meeting are set forth in the Company’s definitive proxy statement filed in connection with the Company’s 2021 Annual Meeting and other relevant documents filed with the SEC. You can also find information about the Company’s executive officers and directors in the Company’s Annual Report on Form 10-K for the fiscal year ended July 31, 2021, the Company’s and such persons’ other filings with the SEC.